UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(905) 672-1900
(813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 20, 2015, Cott Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Supply Agreement (the “Agreement”) with Crown Cork & Seal USA, Inc. (“Crown”), dated December 21, 2010 (the “Agreement”), pursuant to which Crown supplies aluminum cans and ends to the Company. Under the terms of the Amendment, the parties agreed to extend the term, revise certain provisions related to production planning and adjust certain terms related to pricing and payment. All other provisions of the Agreement remain in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

November 20, 2015

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary